EXHIBIT 10.15

                           BUSINESS ADVISORY AGREEMENT
                           ---------------------------

     This Agreement is made and entered into as of this fourth day of November, 2003 between Power2Ship, Inc., a Nevada corporation with its principal offices at 903 Clint Moore Road, Boca Raton, FL 33487 (the "Company") and Newbridge Securities Corporation, a Virginia corporation with its principal offices at 1451 W. Cypress Creek Road, Suite 204, Ft. Lauderdale, FL 33309 (the "Advisor").

     WHEREAS, the Company is seeking certain services and advice regarding the Company's business and financing activities; and

     WHEREAS, the Advisor is willing to furnish certain business and financial advice and services to the Company on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1.     Purpose.  The  Company hereby engages the Advisor on a non-exclusive
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basis  for the term specified in this agreement to render financial and business advice to the Company as a financial advisor upon the terms and conditions set forth herein.

     2.     Representations of the Advisor.  The Advisor represents and warrants
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to  the  Company  that  (i)  it  is  a  member  in good standing of the National
Association of Securities Dealers, Inc. ("NASD") and that it is engaged in the securities brokerage business; (ii) in addition to its securities brokerage business, the Advisor provides consulting advisory services; and (iii) it is free to enter into this Agreement and the services to be provided pursuant to this  Agreement  are  not  in  conflict  with  any  other  contractual  or other
obligation  to  which  the Advisor is bound.   The Company acknowledges that the
Advisor is in the securities business and may provide financial and business consulting services and advice of the type contemplated by this Agreement to others, and that nothing contained herein shall be construed to limit or restrict the Advisor in providing such services or advice to others subject to compliance with the Confidentiality Agreement dated October 2, 2003 between the Company and the Advisor.

     3.     Duties  of  the  Advisor.  During  the  term  of this Agreement, the
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Advisor  will  provide  the Company with consulting advice as specified below at the request of the Company, provided that the Advisor shall not be required to undertake duties not reasonably within the scope of the consulting advisory service in which the Advisor is engaged generally. In the performance of these duties, the Advisor shall provide the Company with the benefits of its best judgment and efforts, and the Advisor cannot and does not guarantee or promise that its efforts will have any impact on the business of the Company or that any subsequent improvement will result from the efforts of the Advisor. It is understood and acknowledged by the parties that the value of the Advisor's advice is not measurable in any quantitative manner, and that the amount of time spent rendering such consulting advice shall be determined according to the
Advisor's  discretion.   The  Advisor's  duties  may  include,  but  will  not
necessarily  be  limited  to,  rendering  the following services to the Company:

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     (a)     Study  and review the business, operations and historical financial performance of the Company (based upon information provided to the Advisor by management) so as to enable the Advisor to provide advice to the Company;

     (b) Assist the Company in attempting to formulate the optimum strategy to meet the Company's working capital and capital resource needs during the term of this Agreement;

     (c) Assist the Company in seeking to identify and evaluate potential merger and acquisition candidates and, in appropriate instances, negotiating with such candidates on the Company's behalf;

     (d) Assist in the introduction of the Company to institutional or other capital financing sources;

     (e) Assist in the formulation of the terms and structure of any reasonable proposed equity or debt financing or business transaction involving the Company;

     (f) Review the Company's executive compensation and employee benefit plans and make recommendations to the Company as t how such plans may be improved or enhanced;

     (g) Assist in any presentation to the Board of Directors of the Company, as requested, in connection with a proposed transaction; and
     (h) Advise the Company as to the expected reaction of the financial community to any transaction and assist in determining optimum means of communicating the pertinent aspects, such as strategic considerations, benefits to the Company and financial impact, to the financial community.

     4.     Term.   Subject to the termination provisions set forth in paragraph
            ----
15 hereof, the term of this Agreement shall be for one (1) year commencing from the date of this Agreement ("Commencement Date"); provided, however, that this Agreement may be renewed or extended upon such terms and conditions as may be mutually agreed upon by the parties hereto. This Agreement shall terminate, however, in the event that the Advisor is no longer a member in good standing of the NASD.

     5.     Advisory  Fee.  As  compensation  for the services to be rendered by
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Advisor  hereunder,  Company  will pay to Advisor an advisory fee for as long as the Advisory Agreement is in effect, as follows: (a) a cash fee of $60,000, payable (i) a $5,000 non-refundable retainer due upon the Commencement Date; and
(ii) eleven (11) consecutive monthly payments of $5.000, the first such payment to be due no later than thirty (30) days from the Commencement Date and thereafter, on the same date for each month in which such a payment is due; (b) the Company will sell to the Advisor up to 500,000 shares of the Company's common stock (the "Shares") at a price of $.01 per Share, which right shall be exercisable by the Advisor with respect to 250,000 Shares on the 91st day following the Commencement Date and 250,000 Shares on the 120th day following the Commencement Date; and (c) the Company will issue to Advisor a warrant (the "Warrant"), substantially in the form attached hereto as Exhibit A (the "Warrant Agreement"), to acquire up to 500,000 shares of common stock in four (4) equal tranches of 125,000 shares (the "Warrant Shares") with exercise prices of: (i) 10% above the closing market price for the Common Shares on the Commencement Date (the "Beginning Strike Price"); (ii) $0.25 above the Beginning Strike Price; (iii) $0.50 above the Beginning Strike Price and (iv) $0.75 above the Beginning Strike Price, respectively. Notwithstanding the foregoing provision of section 5.(c), if the Agreement is terminated for any reason (i) prior to the expiration of 90 days from the date of this Agreement, then the Warrant shall be cancelled, or (ii) during the period from the 91st through the 120th day from the date of this Agreement, then the Warrant shall be cancelled to the extent of one-half of each tranche of Warrant Shares.

All of the common stock to be sold by the Company to Advisor, as well as the Warrant Shares, will carry piggyback registration rights, as more fully described in the registration rights agreement (the "Registration Rights Agreement") attached to the Warrant as Exhibit 3.

     6.     Financing  Fee.   In  the  event the Advisor effects, underwrites or
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introduces  a  financing  by  offering  or  selling any of the securities of the
Company, in a private or public debt and/or equity transaction, pursuant to which the Company obtains financing or other consideration, the Advisor shall receive a Financing Fee in addition to the Advisory Fee and any other fee to be received pursuant to this Agreement, which shall be mutually determined between the Company and the Advisor at the time of any such Financing.

     7.     Transaction  Finder's  Fee.   In  connection  with  any  transaction
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consummated  by  the  Company  in  which  the Advisor introduced the other party
(except for any party identified by the Company on a schedule to be provided contemporaneously with the execution of this Agreement) to the Company, during a period ending six (6) months from the termination of this agreement (in each such case, a "Transaction") the Company will pay to the Advisor a Transaction Fee ("Transaction Fee") based on the aggregate consideration received or to be paid by the Company in connection with such Transaction (as further defined below), and computed as follows: 5% of the first million dollars; 4% of the next million dollars; 3% of the next million dollars; 2% of the next million dollars and 1% of the balance of the value of the transaction, or as otherwise mutually agreed to in writing by the parties. The Transaction Fee will be payable in the same forms and proportions as the aggregate consideration disbursed or received by the Company, unless otherwise mutually agreed to in writing by the parties. By way of example, if the Company consummates a transaction in which the Company receives aggregate consideration of $2 million, consisting of $1 million in securities and $1 million in cash, then the Transaction Fee will be payable by the Company one-half in securities and one-half in cash.

     (a) As used herein, the term "aggregate consideration" shall be deemed to be the total amount disbursed or received by the Company (which shall be deemed to include amounts paid into escrow) in connection with a Transaction.

     (b) A Transaction Fee is payable in the event of and upon the closing of a Transaction; provided, however, that if the aggregate consideration consists of or may be increased by future payments or contingent payments related to future earnings or operations, the Company, in its discretion, shall have the choice to either (i) pay that portion of the Transaction Fee at closing based on the present value of any future and/or contingent payments calculated as at closing or (ii) pay that portion of the Transaction Fee calculated and paid when and as such future and/or contingent payments are made to the Company; provided further, however, that even if the Company exercises its discretion under clause (ii) above, the entire Transaction Fee due to the Advisor will be paid within twenty-four (24) months of the date this Agreement is terminated, regardless of whether the Company has then received all payments that are to be made to the Company in connection with the Transaction.

     8.     Representations  and  Warranties  of  the  Company.     The  Company
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represents  and  warrants  to  the Advisor, except as otherwise disclosed in the
Company's filings with the Securities and Exchange Commission ("SEC") as follows:

     (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with full corporate power and authority to own its properties and conduct its business and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which the nature of its business or the character or location of its properties requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties or operations of the Company and its subsidiaries as a whole.

     (b) The Company has full legal right, power and authority to enter into this Agreement, and to consummate the transactions provided for herein, and this Agreement, when executed by the Company, will constitute a valid and binding agreement, enforceable in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy or other similar laws affecting the rights of creditors generally or by general equitable principles and except as the enforcement of indemnification provisions may be limited by federal or state securities laws).

     (c) Except as disclosed in the Company's public filings or on the Disclosure Schedule attached hereto as Exhibit A ("Disclosure Schedule"), the Company is not in violation of its articles of incorporation or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture, partnership or other agreement or instrument to which the Company is a party or by which it may be bound or is not in material violation of any law, order, rule, regulation, writ, injunction or decree of any governmental instrumentality or court, domestic or foreign; and the execution and delivery of this Agreement and the consummation of the transactions contemplated therein and will not conflict with, or result in a material breach of any of the terms, conditions or provisions of, or constitute a material default under, or result in the imposition of any material lien, charge or encumbrance upon any of the property or assets of the Company pursuant to, any material bond, debenture, note or other evidence of indebtedness or any material contract, indenture, mortgage, loan agreement, lease, joint venture, partnership or other agreement or instrument to which the Company is a party nor will such action result in the material violation by the Company of any of the provisions of its articles of incorporation or bylaws or any law, order, rule, regulation, writ, injunction, decree of any government, governmental instrumentality or court, domestic or foreign, except where such violation will not have a material adverse effect on the financial condition of the Company.

     (d) The authorized, issued and outstanding capital stock of the Company is as disclosed in writing to the Advisor and all of the shares of issued and outstanding capital stock of the Company set forth therein have been duly authorized, validly issued and are fully paid and nonassessable; the holders thereof do not have any rights of rescission with respect therefor and are not subject to personal liability for any obligations of the Company by reason of being stockholders under the laws of the State in which the Company is incorporated; and none of such outstanding capital stock is subject to or was issued in violation of any preemptive or similar rights of any stockholder of the Company.

     (e) Except as disclosed in the Company's public filings or on the Disclosure Schedule, the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and as disclosed in writing to the Advisor. Upon the issuance and delivery pursuant to the terms hereof of any securities to the Advisor, the Advisor will acquire good and marketable title to such securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction of any kind whatsoever other than restrictions as may be imposed under the securities laws.

     (f) Except as disclosed in the Company's public filings or on the Disclosure Schedule, the Company has good and marketable title to all of its properties and assets as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except as disclosed in writing to the Advisor or which are not materially significant or important in relation to its business or which have been incurred in the ordinary course of business.

     (g) The financial information contained in the Company's public filings fairly presents the financial position and results of operations of the Company at the respective dates and for the respective periods to which they apply. Said information has been prepared in accordance with generally accepted accounting principles applied on a basis which is consistent in all material respects during the periods involved, except in the case of unaudited financial statements' normal recurring adjustments

     (h) There has been no material adverse change or material development involving a prospective adverse change in the condition, financial or otherwise, or in the prospects, value, operation, properties, business or results of operations of the Company whether or not arising in the ordinary course of business.

     (i) To the knowledge of the Company, except as disclosed in the Company's public filings or on the Disclosure Schedule, there is no pending or threatened, action, suit or proceeding to which the Company is a party before or by any court or governmental agency or body, which might result in any material adverse change in the financial condition or business of the Company as a whole or might materially and adversely affect the properties or assets of the Company as a whole nor are there any actions, suits or proceedings against the Company related to environmental matters or related to discrimination on the basis of age, sex, religion or race which might be expected to materially and adversely affect the conduct of the business, property, operations, financial condition or earnings of the Company as a whole; and no labor disturbance by the employees of the Company exists or is, to the knowledge of the Company, imminent which might be expected to materially and adversely affect the conduct of the business, property, operations, financial condition or earnings of the Company as a whole.

     (j) Except as disclosed in the Company's public filings or on the Disclosure Schedule, the Company has properly prepared and filed all necessary federal, state, local and foreign income and franchise tax returns, has paid all taxes shown as due thereon, has established adequate reserves for such taxes which are not yet due and payable, and does not have any tax deficiency or claims outstanding, proposed or assessed against it.

     (k) The Company has sufficient licenses, permits, right to use trade or service marks and other governmental authorizations currently required for the conduct of its business as now being conducted and the Company is in all
material  respects  complying  therewith.   To  its  knowledge,  none  of  the
activities or businesses of the Company are in material violation of, or cause the Company to materially violate any law, rule, regulations, or order of the United States, any state, county or locality, or of any agency or body of the United States or of any state, county or locality.

     (l) The Company knows of no outstanding claims for services either in the nature of a finder's fee, brokerage fee or otherwise with respect to this Agreement for which the Company or the Advisor may be responsible.

     (m) The Company has its property adequately insured against loss or damage.

     (n) To the best of the Company's knowledge it has generally enjoyed a satisfactory employer-employee relationship with its employees and, to the best of its knowledge, is in substantial compliance in all material respects with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours.

     (o) Except as disclosed in the Company's public filings or on the Disclosure Schedule, no officer or director of the Company, holder of 5% or more of securities of the Company or any affiliate of any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or
(ii) a beneficiary interest in any contract or agreement to which the Company is a party or by which it may be bound or affected.

     (p) The minute books of the Company have been made available to the Advisor and contain a complete summary of all meetings and actions of the directors and stockholders of the Company, since the time of its incorporation and reflect all transactions referred to in such minutes accurately in all respects.

     (q) Except as disclosed in the Company's public filings or on the Disclosure Schedule, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company in any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company.

     9.     Covenants  of  the  Company.  The  Company covenants and agrees with
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Advisor  that:

     (a) During the Term of this Agreement, the Company will deliver to the designated representative of Advisor's investment banking team:

          (1) as soon as they are available, copies of all reports (financial or other) mailed to shareholders;

          (2) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

          (3) every press release and every material news item or article of interest to the financial community in respect of the Company or its affairs which was prepared and released by or on behalf of the Company; and

          (4) any additional information of a public nature concerning the Company (and any future subsidiaries) or its businesses which the Advisor may reasonably request.

     (b) During the Term of this Agreement, the Company will provide to a designated representative of Advisor's investment banking team, a quarterly current client list and shareholder list, for informational purposes only which will be treated at all times as "Confidential Information" as defined in that certain Confidentiality Agreement between the Company and the Advisor.

     (c) During the Term of this Agreement, the Company will allow the Advisor to nominate an observer to the Board of Directors of the Company. The choice of such person shall be subject to the approval of the Company, which approval shall not unreasonably be withheld. Such person shall become a party to the Confidentiality Agreement between the Company and the Advisor. All out-of-pocket expenses incurred by that person shall be reimbursed by the Company who will not receive compensation different from the other non-officer directors; provided, however, that any single expense item in excess of $100 shall be pre-approved by the Company.

     (d) During the Term of this Agreement, the Company will give the Advisor a right of first refusal to provide all future public and/or private financings to the Company, provided that any such financings are made on terms and conditions at least as favorable to the Company as is otherwise available to the Company from other sources.

     10.     Costs and Expenses.  In addition to the fees payable hereunder, the
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Company  shall  reimburse  the  Advisor,  within  five  (5) business days of its request, for any and all necessary and reasonable out-of-pocket expenses incurred in connection with the services performed by the Advisor under this Agreement; provided, however, that any single expense item in excess of $100 or monthly expense in excess of $250 shall be pre-approved by the Company.

     11.     Company Information.   The Company recognizes and confirms that, in
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advising  the  Company  and  in fulfilling its engagement hereunder, the Advisor will use and rely on data, material and other information furnished to the Advisor by the Company (the "Company Information"). The Company acknowledges and agrees that in performing its services under this engagement, the Advisor may rely upon the Company Information without independently verifying the accuracy, completeness or veracity of same. The parties further acknowledge that the Advisor shall have no responsibility for the accuracy of any statements to be made by Company management contained in press releases or other communications, including, but not limited to, filings with the SEC and the NASD. In addition, in the performance of its services, the Advisor may look to such others for factual information, economic advice and/or research upon which to base its advice to the Company hereunder as the Advisor shall in good faith deem appropriate.

     12.     Indemnification.   In  the performance of its services, the Advisor
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shall  be  obligated  to  act only in good faith, and shall not be liable to the
Company for errors in judgment that are not the result of gross negligence, willful misconduct, a breach of this Agreement or a violation of applicable law.

     (a) The Company agrees to indemnify and hold harmless the Advisor, each person who controls the Advisor within the meaning of Section 15 of the Act or
Section 20 of the Securities Exchange Act of 1934, as amended, and the Advisor's officers, directors, employees, accountants, attorneys and agents (the "Advisor's Indemnitees") against any and all losses, claims, expenses, damages or liabilities, joint or several, to which they or any of them may become subject (including the costs of any investigation and all reasonable attorneys' fees and costs) or incurred by them, to the fullest extent lawful, in connection with any pending or threatened litigation, legal claim or proceeding, whether or not resulting in any liability, arising out of or in connection with the services rendered by the Advisor or any transactions in connection with this Agreement; provided, however, that the indemnity agreement contained in this
Section 12(a) shall not apply to any such losses, claims, related expenses, damages or liabilities arising out of gross negligence, willful misconduct or fraud of the Advisor, a material breach of the Advisor's covenants, representations and warranties hereunder or a violation of applicable law.

     (b) The Advisor agrees to indemnify and hold harmless the Company and its officers, directors, employees, accountants, attorneys and agents (the "Company's Indemnitees") against any and all losses, claims, expenses, damages or liabilities, joint or several, to which they or any of them may become subject (including the costs of any investigation and all reasonable attorneys' fees and costs) or incurred by them, to the fullest extent lawful, in connection with any pending or threatened litigation, legal claim or proceeding, whether or not resulting in any liability, arising out of gross negligence, willful misconduct or fraud of the Advisor, a breach of this Agreement or a violation of applicable law; provided, however, that the indemnity agreement contained in this Section 12(b) shall not apply to any such losses, claims, related expenses, damages or liabilities arising out of the gross negligence, willful misconduct or fraud of the Company, a material breach of the Company's representations and warranties hereunder or a violation of applicable law.

     (c) Each Advisor's Indemnitee or Company's Indemnitee, as the case may be (an "Indemnified Person"), shall give prompt written notice to the Company or the Advisor, as appropriate (the "Indemnifying Party"), after the receipt by such Indemnified Person of any written notice of the commencement of any action, suit or proceeding for which such Indemnified Person will claim indemnification or contribution pursuant to this Agreement. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Person within twenty (20) business days after the receipt of written notice from such Indemnified Person of such commencement, to assume, at its expense, the defense of any such action, suit or proceeding; provided, however, that an Indemnified Person shall have the right to employ counsel in any such action, suit or proceeding, and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Indemnifying Party fails to assume the defense of such action, suit or proceeding or fails to employ separate counsel reasonably satisfactory to such Indemnified Person in any such action, suit or proceeding; or (ii) the Indemnifying Party and such Indemnified Person shall have been advised by counsel that there may be one or more defenses available to such Indemnified Person which are in conflict with, different from or additional to those available to the Indemnifying Party, or another Indemnified Person, as the case may be (in which case, if such Indemnified Person notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Indemnified Person); it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding of separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time acting for each Indemnified Person in any one jurisdiction. The Indemnifying Party shall not settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, suit or proceeding in which any Indemnified Person is a party and as to which indemnification or contribution has been sought by such Indemnified Person hereunder, unless such Indemnified Person has given its prior written consent or the settlement, compromise, consent or termination includes an express unconditional release of such Indemnified Person, satisfactory in form and substance to such Indemnified Person, from all losses, claims, damages or liabilities arising out of such action, claim, suit or proceeding.

     (d) If for any reason the indemnity provided for in this Section 12 is unavailable to an Indemnified Person or insufficient to hold an Indemnified Person harmless, then the Indemnifying Party, to the fullest extent permitted by law, shall contribute to the amount paid or payable by such Indemnified Person as a result of such claims, liabilities, losses, damages or expenses in such proportion as its appropriate to reflect (i) the relative benefits received by the Company on one hand and by the Advisor on the other, from the transaction or proposed transaction under this Agreement and (ii) the relative fault of the Company and the Advisor, as well as any relevant equitable considerations. The relative fault of the Company on the one hand and the Advisor on the other shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Advisor. The indemnity, contribution and expense reimbursement obligations set forth herein (i) shall be in addition to any liability an Indemnifying Party may have to any Indemnified Person at common law of otherwise, (ii) shall survive the termination of this Agreement, (iii) shall apply to any modification of this Agreement and shall remain in full force and effect following the completion or termination of the Agreement, (iv) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Advisor or any other Indemnified Person, and (v) shall be binding on any successor or assign of the Company or the Advisor and the respective successors or assigns to all or substantially all of the Company's or the Advisor's business and assets.

     13.     Use  of  Advice  by the Company.  The Company acknowledges that all
             -------------------------------
opinions and advice (written or oral) given by the Advisor to the Company in connection with the engagement of the Advisor are intended solely for the benefit and use of the Company in considering the matters to which they relate, and the Company agrees that no person or entity other than the Company and its Board of Directors shall be entitled to make, use or rely upon the advice of the Advisor to be given hereunder, and no such opinion or advice shall be used for any other purpose, or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the Company make any public references to the Advisor, or use the Advisor's name in any reports or releases of the Company without the Advisor's prior written consent.

     The Company acknowledges that the Advisor makes no representations or commitment whatsoever as to making a market in the Company's securities or recommending or advising its clients, or any other persons, to purchase the Company's securities. Research reports or corporate business reports that may be prepared by the Advisor will, when and if prepared, be done solely on the merits and the judgment and analysis of the Advisor or any of its senior personnel.

     14.     The  Advisor  as  an  Independent  Contractor.  The  Advisor  shall
             ---------------------------------------------
perform its services hereunder as an independent contractor and not as an employee of the Company or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that the Advisor shall have no authority to act for, represent or bind the Company or any affiliate thereof, in any manner, except as may be agreed to expressly by the Company in writing from time to time.

     15.     Termination.     This  Agreement  may be terminated by either party
             -----------
upon thirty (30) days written notice; provided, however, that all compensation earned prior to the effective date of such termination (including any amounts to become due on account of a Financing Fee or Transaction Fee) shall be unaffected by such termination. In addition, subject to section 5.(b) and 5.(c) above, termination of this Agreement shall not affect the Advisor's rights to the Shares or under the Warrant.

     16.     Representations,  Warranties  and  Agreements  to  Survive.  The
             ----------------------------------------------------------
respective indemnities, agreements, representations, warranties and other statements of the Company and the Advisor set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Advisor, the Company, or any of their respective officers or directors.

     17.     Notices.  All  communications  hereunder  will  be  in writing and,
             -------
except as otherwise expressly provided herein, sent by overnight mail, to the Company at: Power2Ship, Inc., 903 Clint Moore Road, Boca Raton, FL 33487,
Attn: Richard Hersh, CEO, and to the Advisor at: Newbridge Securities Corporation, 1451 W. Cypress Creek Road, Suite 204, Ft.Lauderdale, FL 33309,
Attn:  Guy  S.  Amico,  President.

     18.      Parties  in  Interest.  This  Agreement  is  made  solely  for the
              ---------------------
benefit of the Advisor and the Company, and their respective controlling persons, directors and officers, and their respective successors, assigns, executors and administrators. No other person shall acquire or have any right under or by virtue of this Agreement.

     19.      Headings.  The  section  headings  in  this  Agreement  have  been
              --------
inserted as a matter of convenience of reference and are not a part of this Agreement.

     20.      Applicable  Law;  Venue and Jurisdiction.  This Agreement shall be
              ----------------------------------------
governed by and construed in accordance with the laws of the State of Florida, without giving effect to conflict of law principles. Any action arising out of this agreement shall be brought exclusively in a court of competent jurisdiction located in Broward County, Florida, and the parties hereby irrevocably submit to the personal jurisdiction of such courts, and waive any objection they now or hereafter may have to the laying of venue in such courts.

     21.     Integration.  This  Agreement  constitutes the entire agreement and
             -----------
understanding of the parties hereto, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth herein. No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

     22.      Counterparts.  This  Agreement  may  be  executed in any number of
              ------------
counterparts, each of which together shall constitute one and the same instrument.

     23.     Authority.   This  Agreement has been duly authorized, executed and
             ---------
delivered  by  and  on  behalf  of  the  Company  and  the  Advisor.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

THE COMPANY                         THE ADVISOR

Power2Ship, Inc.                         Newbridge Securities Corporation

By: /s/ Richard Hersh                         By:  /s/ Guy S. Amico
    -----------------                              ----------------
    Richard Hersh                                  Guy S. Amico
    Chief Executive Officer                        President

                                    EXHIBIT A

                               DISCLOSURE SCHEDULE
                               -------------------

                              MODIFICATION NO. 1 TO
               BUSINESS ADVISORY AGREEMENT DATED NOVEMBER 4, 2003
                                 BY AND BETWEEN
              POWER2SHIP, INC. AND NEWBRIDGE SECURITIES CORPORATION

Page 2, Section 5 "Advisory Fee", (b) should be replaced with:

"the Company will sell to the Advisor up to 500,000 shares of the Company's common stock (the "Shares") at a price of $0.01 per share, which right shall be exercisable by the Advisor with respect to 125,000 Shares on the 91st day following the Commencement Date, 125,000 Shares on the 120th day following the Commencement Date and 250,000 Shares on the 150th day following the Commencement Date."

AGREED:

THE COMPANY                              THE ADVISOR

Power2Ship, Inc.                         Newbridge Securities Corporation


By:  /s/ Richard Hersh                    By: /s/ Guy S. Amico
     ---------------------                     ----------------------
     Richard Hersh                             Guy S. Amico
     Chief Executive Officer                   President

Dated: January 2, 2004                    Dated: January 2, 2004